UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Debtors: Frontier Airlines Holdings, Inc., et al. (1)
Case Number: Jointly Administered 08-11298 (RDD)

Monthly Operating Report for the Period:
Month ended December 31, 2008

Debtors’ Address:
7001 Tower Road
Denver, CO 80249

Monthly Operating Income:  $18.7 million

Debtors’ Attorney:
Damian Schaible
Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
Telephone:  (212) 450-4000
Fax : (212) 450-6501
Email:  damian.schaible@dpw.com

Report Preparer: Frontier Airlines Holdings, Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge. (2)

Date: January 28, 2009	/s/ Heather Iden
Heather Iden
Vice President Controller

(1)	See next page for a listing of Debtors by case number.
(2)	All amounts herein are unaudited and subject to revision. The Debtors reserve all rights to revise this report.

FRONTIER AIRLINES HOLDINGS, INC., ET AL.
MONTHLY OPERATING REPORT

(1) The Debtors in these jointly administered cases are as follows:

Debtor Name	Case Number
Frontier Airlines, Inc.	08-11297
Frontier Airlines Holdings, Inc.	08-11298
Lynx Aviation, Inc.	08-11299

Case Number:  08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.
SCHEDULE OF DISBURSEMENTS

Debtor Name	Case Number	Disbursements for April 10, 2008 to April 30, 2008	Disbursements for month ended May 31, 2008	Disbursements for month ended June 30, 2008
Frontier Airlines, Inc.	08-11297	$83,767,766	$142,196,923	$164,914,886
Frontier Airlines Holdings, Inc.	08-11298	$-	$-	$-
Lynx Aviation, Inc.	08-11299	$961,414	$1,353,682	$6,791,728

Debtor Name	Case Number	Disbursements for month ended July 31, 2008	Disbursements for month ended August 31, 2008	Disbursements for month ended September 30, 2008
Frontier Airlines, Inc.	08-11297	$143,770,237	$155,230,714	$136,478,359
Frontier Airlines Holdings, Inc.	08-11298	$-	$-	$-
Lynx Aviation, Inc.	08-11299	$4,718,790	$4,944,656	$3,228,961

Debtor Name	Case Number	Disbursements for the month ended October 31, 2008	Disbursements for the month ended November 30, 2008	Disbursements for month ended December 31, 2008
Frontier Airlines, Inc.	08-11297	$101,142,014	$101,849,443	$91,293,244
Frontier Airlines Holdings, Inc.	08-11298	$–	$–	$–
Lynx Aviation, Inc.	08-11299	$2,979,135	$3,094,850	$6,568,062

Debtor Name	Case Number	Disbursements filing to date
Frontier Airlines, Inc.	08-11297	$1,120,643,586
Frontier Airlines Holdings, Inc.	08-11298	$-
Lynx Aviation, Inc.	08-11299	$34,641,278

Case Number:  08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.
MONTHLY OPERATING REPORT
INDEX

Case Number:  08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS

(In $U.S. 000’s)	Month	Month	Month	Month	Month
	Ended	Ended	Ended	Ended	Ended
	December 31, 2008	November 30, 2008	October 31, 2008	September 30, 2008	August 31, 2008

Revenues:
Passenger	$100,897	87,873	93,467	91,663	122,420
Cargo	300	548	482	584	693
Other	7,987	5,978	3,449	3,618	3,715
Total revenues	109,184	94,399	97,398	95,865	126,828
Operating expenses:
Flight operations	13,175	12,196	12,476	13,261	14,370
Aircraft fuel	27,175	34,667	53,344	48,622	60,333
Aircraft lease	9,549	9,627	9,570	9,931	9,892
Aircraft and traffic servicing	17,227	14,075	13,977	14,100	15,523
Maintenance	6,905	7,324	7,703	7,613	8,751
Promotion and sales	6,964	6,708	7,631	3,489	8,083
General and administrative	6,202	4,057	5,074	5,822	3,443
Operating expenses – regional partner	-	–	–	–	–
Loss (gain) on sales of assets, net	(1)	(18)	97	(34)	–
Employee separation and other charges	-	–	–	–	(464)
Depreciation	3,053	3,256	3,397	3,422	3,600
Total operating expenses	90,249	91,892	113,269	106,226	123,531

Operating income (loss)	18,935	2,507	(15,871)	(10,361)	3,297

Nonoperating income (expense):
Interest income	252	300	305	465	504
Interest expense (contractual interest expense was $25,576 from April 10, 2008 to December 31, 2008) (Note 2)	(2,667)	(2,756)	(2,953)	(2,406)	(2,621)
Loss from early extinguishment of debt	(303)	(124)	–	(106)	(217)
Other, net	1,189	(124)	(432)	(57)	(65)
Total nonoperating expenses, net	(1,529)	(2,704)	(3,080)	(2,104)	(2,399)
Income (loss) before reorganization items and income taxes	17,406	(197)	(18,951)	(12,465)	898
(Gains)/Losses on reorganization items (Note 4)	(1,387)	(2,775)	1,512	7,686	6,512
Income tax expense (benefit)	119	(337)	–	1,355	–

Net income (loss)	$18,674	2,915	(20,463)	(21,506)	(5,614)

The accompanying notes are an integral part of the financial statements.

Case Number:  08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS
CONTINUED

(In $U.S. 000’s)	Month Ended	Month Ended	Month Ended	April 10, 2008 to
	July 31, 2008	June 30, 2008	May 31, 2008	April 30, 2008

Revenues:
Passenger	$136,935	127,999	116,350	66,833
Cargo	532	589	628	322
Other	3,835	3,481	3,106	1,914
Total revenues	141,302	132,069	120,084	69,069
Operating expenses:
Flight operations	13,954	14,314	16,216	10,623
Aircraft fuel	70,486	65,969	62,096	27,592
Aircraft lease	9,785	9,862	9,817	6,563
Aircraft and traffic servicing	15,430	15,538	14,748	10,804
Maintenance	9,362	9,375	10,633	4,632
Promotion and sales	11,311	10,166	13,101	6,415
General and administrative	5,456	2,476	4,724	3,280
Operating expenses – regional partner	–	2,864	10,698	8,726
Loss (gain) on sales of assets, net	196	373	(9,216)	6
Employee separation and other charges	356	570	–	–
Depreciation	3,733	3,717	3,735	2,714
Total operating expenses	140,069	135,224	136,552	81,355

Operating loss	1,233	(3,155)	(16,468)	(12,286)

Nonoperating income (expense):
Interest income	393	374	522	262
Interest expense (contractual interest expense was $25,576 from April 10,2008 to December 31, 2008) (Note 2)	(2,562)	(1,393)	(2,962)	(1,907)
Loss from early extinguishment of debt	–	–	(239)	–
Other, net	49	(1,294)	21	2
Total nonoperating expenses, net	(2,120)	(2,313)	(2,658)	(1,643)
Loss before reorganization items and income taxes	(887)	(5,468)	(19,126)	(13,929)
(Gains)/Losses on reorganization items (Note 4)	2,360	3,367	2,840	2,531
Income tax expense	–	–	–	–

Net loss	$(3,247)	(8,835)	(21,966)	(16,460)

The accompanying notes are an integral part of the financial statements.

Case Number:  08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS
CONTINUED

(In $U.S. 000’s)	Filing to Date

Revenues:
Passenger	$944,437
Cargo	4,678
Other	37,083
Total revenues	986,198
Operating expenses:
Flight operations	120,587
Aircraft fuel	450,284
Aircraft lease	84,595
Aircraft and traffic servicing	131,422
Maintenance	72,297
Promotion and sales	73,868
General and administrative	40,534
Operating expenses – regional partner	22,288
Loss (gain) on sales of assets, net	(8,597)
Employee separation and other charges	462
Depreciation	30,627
Total operating expenses	1,018,367

Operating loss	(32,169)

Nonoperating income (expense):
Interest income	3,377
Interest expense (contractual interest expense was $25,576 from April 10,2008 to December 31, 2008) (Note 2)	(22,227)
Loss from early extinguishment of debt	(989)
Other, net	(710)
Total nonoperating expenses, net	(20,549)
Loss before reorganization items and income taxes	(52,718)
(Gains)/Losses on reorganization items (Note 4)	22,647
Income tax expense	1,137

Net loss	$(76,502)

The accompanying notes are an integral part of the financial statements.

Case Number:  08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION BALANCE SHEETS

(In $U.S. 000’s, except share data)
	December 31, 2008	November 30, 2008	October 31, 2008	September 30, 2008

ASSETS
Current assets:
Cash and cash equivalents (Note 7)	$69,055	53,414	52,091	72,671
Short-term investments	–	3,740	3,740	3,740
Restricted investments	114,683	126,644	136,517	131,037
Receivables, net of allowance	36,322	39,694	44,965	40,534
Security and other deposits	–	–	–	–
Prepaid expenses and other assets	18,539	22,886	25,552	23,775
Inventories, net of allowance	12,631	13,253	17,428	19,501
Assets held for sale	743	743	769	814
Total current assets	251,973	260,374	281,062	292,072

Property and equipment, net	612,798	665,904	718,443	721,169
Security and other deposits	40,938	42,254	40,536	34,927
Aircraft pre-delivery payments	5,133	3,497	3,497	3,497
Restricted investments	2,987	2,987	2,987	2,987
Deferred loan expenses and other assets	5,430	6,059	6,530	6,879
Total assets	$919,259	981,075	1,053,055	1,061,531

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities not subject to compromise:
Current liabilities:
Accounts payable (Note 6)	42,479	42,691	42,689	34,544
Air traffic liability	133,005	167,047	185,348	187,781
Other accrued expenses	49,610	61,798	83,506	81,850
Income tax payable	988	1,038	1,375	1,375
Deferred revenue and other current liabilities	28,828	29,732	28,136	20,984
Debtor-in-Possession financing	30,000	30,000	30,000	30,000
PDP financing	–	–	–	–
Total current liabilities not subject to compromise	284,910	332,306	371,054	356,534
Deferred revenue and other liabilities	20,761	21,355	21,649	22,091
Other long - term debt – Post Petition	3,000	3,000	2,000	2,000
Total liabilities not subject to compromise	308,671	256,661	394,703	380,625

Liabilities subject to compromise (Note 5)	543,529	576,383	613,391	615,642
Total liabilities	852,200	933,044	1,008,094	996,267

Stockholders’ equity:
Preferred stock, no par value, authorized 1,000,000 shares; none issued	–	–	–	–
Common stock, no par value, stated value of $.001 per share, authorized 100,000,000 shares; 36,945,744 issued and outstanding	37	37	37	37
Additional paid-in capital	196,879	196,594	196,506	196,415
Unearned ESOP shares	–	(69)	(137)	(205)
Other comprehensive loss	–	–	–	–
Accumulated deficit	(129,857)	(148,531)	(151,445)	(130,983)
Total stockholders’ equity	67,059	48,031	44,961	65,264
Total liabilities and stockholders’ equity	$919,259	981,075	1,053,055	1,061,531

The accompanying notes are an integral part of the financial statements.

Case Number:  08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION BALANCE SHEETS
CONTINUED

(In $U.S. 000’s, except share data)
	August 31, 2008	July 31, 2008	June 30, 2008	May 31, 2008

ASSETS
Current assets:
Cash and cash equivalents (Note 7)	$74,186	64,504	59,314	110,058
Short-term investments	3,740	3,740	7,480	8,501
Restricted investments	187,609	107,517	115,503	100,480
Receivables, net of allowance	59,546	58,804	60,690	68,260
Security and other deposits	–	–	–	150
Prepaid expenses and other assets	27,280	33,907	29,279	32,544
Inventories, net of allowance	15,838	19,422	18,883	19,974
Assets held for sale	858	935	959	1,060
Total current assets	369,057	288,829	292,108	341,027

Property and equipment, net	771,206	807,990	811,547	814,836
Security and other deposits	29,605	25,535	25,499	25,172
Aircraft pre-delivery payments	3,497	2,500	13,985	13,985
Restricted investments	2,987	2,987	2,845	2,845
Deferred loan expenses and other assets	17,135	15,439	15,511	14,193
Total assets	$1,193,487	1,143,280	1,161,495	1,212,058

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities not subject to compromise:
Current liabilities:
Accounts payable (Note 6)	47,615	47,745	40,722	50,074
Air traffic liability	194,523	220,332	236,904	246,818
Other accrued expenses	139,792	60,328	58,872	62,979
Deferred revenue and other current liabilities	19,305	17,521	18,352	18,250
Debtor-in-Possession financing	30,000	–	–	–
PDP financing	–	–	3,139	–
Total current liabilities not subject to compromise	431,235	345,926	357,989	378,121
Deferred revenue and other liabilities	22,786	23,870	23,462	23,809
Total liabilities not subject to compromise	454,021	369,796	381,451	401,930

Liabilities subject to compromise (Note 5)	652,712	681,302	684,802	706,561
Total liabilities	1,106,733	1,051,098	1,066,253	1,108,491

Stockholders’ equity:
Preferred stock, no par value, authorized 1,000,000 shares; none issued	–	–	–	–
Common stock, no par value, stated value of $.001 per share, authorized 100,000,000 shares; 36,945,744 issued and outstanding	37	37	37	37
Additional paid-in capital	196,468	196,350	196,232	196,090
Unearned ESOP shares	(274)	(342)	(411)	(480)
Other comprehensive loss	–	–	–	(299)
Accumulated deficit	(109,477)	(103,863)	(100,616)	(91,781)
Total stockholders’ equity	86,754	92,182	95,242	103,567
Total liabilities and stockholders’ equity	$1,193,487	1,143,280	1,161,495	1,212,058

The accompanying notes are an integral part of the financial statements.

Case Number:  08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION BALANCE SHEETS
CONTINUED

(In $U.S. 000’s, except share data)
April 30, 2008

ASSETS
Current assets:
Cash and cash equivalents (Note 7)	$99,788
Short-term investments	8,501
Restricted investments	91,686
Receivables, net of allowance for doubtful accounts	55,797
Security and other deposits	75
Prepaid expenses and other assets	32,113
Inventories, net of allowance	15,457
Assets held for sale	1,150
Total current assets	304,567

Property and equipment, net	870,664
Security and other deposits	25,314
Aircraft pre-delivery payments	13,985
Restricted investments	2,845
Deferred loan expenses and other assets	37,091
Total assets	$1,254,466

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities not subject to compromise:
Current liabilities:
Accounts payable (Note 6)	29,273
Air traffic liability	238,065
Other accrued expenses	68,060
Deferred revenue and other current liabilities	18,380
PDP financing	–
Total current liabilities not subject to compromise	353,778
Deferred revenue and other liabilities	24,194
Total liabilities not subject to compromise	377,972

Liabilities subject to compromise (Note 5)	751,135
Total liabilities	1,129,107

Stockholders’ equity:
Preferred stock, no par value, authorized 1,000,000 shares; none issued	–
Common stock, no par value, stated value of $.001 per share, authorized 100,000,000 shares; 36,945,744 issued and outstanding	37
Additional paid-in capital	195,984
Unearned ESOP shares	(548)
Other comprehensive loss	(299)
Accumulated deficit	(69,815)
Total stockholders’ equity	125,359
Total liabilities and stockholders’ equity	$1,254,466

The accompanying notes are an integral part of the financial statements.

Case Number:  08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS

(In $U.S. 000’s)	Month	Month	Month	Month
	Ended	Ended	Ended	Ended
	December 31, 2008	November 30, 2008	October 31, 2008	September 30, 2008
Cash flows from operating activities:
Net income (loss)	$18,674	$2,915	$(20,463)	$(21,506)
Adjustments to reconcile net loss to net cash used in operating activities:
ESOP and stock option compensation expense	353	157	159	16
Depreciation and amortization	3,396	3,603	3,746	3,771
Provision for inventories and assets beyond economic repair	82	141	199	177
Mark to market adjustments on derivative contracts	2,923	4,366	14,333	2,080
Proceeds received (paid) for settled derivative contracts	(3,559)	(2,404)	(6,909)	–
Loss (gain) on disposal of equipment and other assets, net	(1)	(18)	97	(34)
Loss on early extinguishment of debt	303	124	–	106
Unrealized loss on short-term investments	(1,320)	–	–	–
Changes in operating assets and liabilities:
Restricted investments	(1,837)	(9,735)	(5,480)	7,072
Receivables	3,372	5,271	(4,431)	13,141
Security and other deposits	1,316	(1,718)	(5,609)	(6,110)
Prepaid expenses and other assets	4,348	2,666	(1,776)	3,505
Inventories	622	4,175	2,072	(3,717)
Other assets	–	–	–	24
Accounts payable	3,663	(941)	8,043	(14,982)
Air traffic liability	(34,043)	(18,301)	(2,433)	(6,742)
Other accrued expenses and income tax payable	(1,694)	(3,295)	(4,911)	(6,594)
Deferred revenue and other liabilities	(1,498)	1,301	6,709	984
Reorganization items	(1,387)	(2,775)	1,512	7,686
Net cash provided by (used in) operating activities	(6,287)	(14,468)	(15,142)	(21,123)
			(20,585)
Cash flows from reorganization activities
Net cash provided by (used in) reorganization activities	(3,428)	262	(2,263)	(1,340)
Total net cash provided by (used in) operating activities	(9,715)	(14,206)	(17,405)	(22,463)

Cash flows from investing activities:
Aircraft purchase deposits made	(1,636)	–	–	–
Aircraft purchase deposits returned	–	–	–	–
Sale of short-term investment	5,060	–	–	–
Proceeds from the sale of property and equipment and assets held for sale	1	61	45	43
Capital expenditures	(726)	(1,424)	(978)	(1,567)
Proceeds from the sale of aircraft – reorganization activity	55,000	55,000	–	55,000
Net cash (used in) provided by investing activities	57,699	53,637	(933)	53,476

Case Number:  08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS
CONTINUED

(In $U.S. 000’s)	Month Ended	Month Ended	Month Ended	Month Ended
	December 31, 2008	November 30, 2008	October 31, 2008	September 30, 2008

Cash flows from financing activities:
Proceeds from Debtor-in-Possession financing (post-petition)	–	–	–	–
Extinguishment of long-term borrowings	–	–	–	–
Principal payments on long-term borrowings	(2,837)	(1,727)	(2,242)	(2,490)
Extinguishment of long-term borrowings – reorganization activity	(29,489)	(36,381)	–	(30,037)
Principal payments on short-term borrowing	–	–	–	–
Payment of financing fees	(17)	–	–	(2)
Net cash provided by (used in) financing activities	(32,343)	(38,108)	(2,242)	(32,529)

Increase (decrease) in cash and cash equivalents	15,641	1,323	(20,580)	(1,515)
Cash and cash equivalents at beginning of period	53,414	52,091	72,671	74,186
Cash and cash equivalents at end of period	$69,055	$53,414	$52,091	$72,671

The accompanying notes are an integral part of the financial statements.

Case Number:  08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS
CONTINUED

(In $U.S. 000’s)	Month Ended	Month Ended	Month Ended	Month Ended	April 10, 2008 to
	August 31, 2008	July 31, 2008	June 30, 2008	May 31, 2008	April 30, 2008
Cash flows from operating activities:
Net loss	$(5,614)	(3,247)	(8,835)	(21,966)	(16,460)
Adjustments to reconcile net loss to net cash used in operating activities:
ESOP and stock option compensation expense	186	187	211	175	119
Depreciation and amortization	3,737	3,802	3,784	3,789	2,793
Assets beyond economic repair	90	49	176	148	72
Mark to market adjustments on derivative contracts	543	–	–	–	(4,853)
Proceeds received for settled derivative contracts	–	–	–	23,151	–
Loss (gain) on disposal of equipment and other assets, net	-	196	373	(9,216)	6
Loss on early extinguishment of debt	218	–	–	239	–
Unrealized loss on short-term investments	–	–	1,320	–	–
Changes in operating assets and liabilities:
Restricted investments	457	10,199	(15,023)	(8,793)	(12,443)
Receivables	(1,224)	1,688	8,865	(10,131)	483
Security and other deposits	(3,225)	(37)	(177)	(358)	(105)
Prepaid expenses and other assets	6,627	(4,627)	3,265	(431)	(581)
Inventories	3,584	(539)	1,070	(4,517)	(31)
Other assets	(2)	20	(584)	(2,275)	2,628
Accounts payable	(4,987)	6,371	(23,654)	18,031	6,928
Air traffic liability	(25,810)	(16,572)	(9,914)	8,753	4,607
Other accrued expenses and income tax payable	(893)	498	(2,433)	(9,139)	8,378
Deferred revenue and other liabilities	701	(424)	(245)	(514)	1,783
Reorganization items	6,512	2,360	3,367	2,840	2,531
Net cash provided by (used in) operating activities	(19,100)	(76)	(38,434)	(10,214)	(4,145)

Cash flows from reorganization activities
Net cash used in reorganization activities	555	(3,802)	(3,871)	–	–

Total net cash provided by (used in) operating activities	(18,545)	(3,878)	(42,305)	(10,214)	(4,145)

Cash flows from investing activities:
Aircraft purchase deposits made	(1,841)	–	–	–	–
Aircraft purchase deposits returned	–	11,485	–	–	–
Sale of short-term investment	–	3,740	–	–	–
Proceeds from the sale of property and equipment and assets held for sale	78	23	101	59,090	113
Capital expenditures	(375)	(225)	(599)	(173)	(3,436)
Proceeds from the sale of aircraft – reorganization activity	29,300	–	–	–	–
Net cash (used in) provided by investing activities	27,162	15,023	(498)	58,917	(3,323)

Case Number:  08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS
CONTINUED

(In $U.S. 000’s)	Month Ended	Month Ended	Month Ended	Month Ended	April 10, 2008 to
	August 31, 2008	July 31, 2008	June 30, 2008	May 31, 2008	April 30, 2008

Cash flows from financing activities:
Proceeds from Debtor-in-Possession financing (post-petition)	30,000	–	–	–	–
Extinguishment of long-term borrowings	–	–	–	(33,754)	–
Principal payments on long-term borrowings	(3,005)	(2,801)	(7,858)	(4,679)	–
Principal payments on short-term borrowings	(23,877)	(3,139)	–	–	–
Payment of financing fees	–	(15)	(83)	–	–
Extinguishment of long-term borrowings – reorganization activity	(2,053)	(5,955)	–	–	–
Net cash used in financing activities	1,065	(5,955)	(7,941)	(38,433)	–

Increase (decrease) in cash and cash equivalents	9,682	5,190	(50,744)	10,270	(7,468)
Cash and cash equivalents at beginning of period	64,504	59,314	110,058	99,788	107,256
Cash and cash equivalents at end of period	$74,186	64,504	59,314	110,058	99,788

The accompanying notes are an integral part of the financial statements.

Case Number:  08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS
CONTINUED

(In $U.S. 000’s)	Filing to
Date
Cash flows from operating activities:
Net loss	$(76,502)
Adjustments to reconcile net loss to net cash used in operating activities:
ESOP and stock option compensation expense	1,563
Depreciation and amortization	32,421
Assets beyond economic repair	1,134
Mark to market adjustments on derivative contracts	19,392
Proceeds received for settled derivative contracts	10,279
Loss (gain) on disposal of equipment and other assets, net	(8,597)
Loss on early extinguishment of debt	990
Unrealized loss on short-term investments	–
Changes in operating assets and liabilities:
Restricted investments	(35,583)
Receivables	17,033
Security and other deposits	(16,023)
Prepaid expenses and other assets	12,996
Inventories	2,718
Other assets	(189)
Accounts payable	(1,528)
Air traffic liability	(100,454)
Other accrued expenses and income tax payable	(20,082)
Deferred revenue and other liabilities	8,797
Reorganization items	22,647
Net cash provided by (used in) operating activities	(128,988)

Cash flows from reorganization activities
Net cash used in reorganization activities	(13,887)

Total net cash provided by (used in) operating activities	(142,875)

Cash flows from investing activities:
Aircraft purchase deposits made	(3,477)
Aircraft purchase deposits returned	11,485
Sale of short-term investment	8,800
Proceeds from the sale of property and equipment and assets held for sale	59,555
Capital expenditures	(9,503)
Proceeds from the sale of aircraft – reorganization activity	194,300
Net cash (used in) provided by investing activities	261,160

Case Number:  08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS
CONTINUED

(In $U.S. 000’s)
Filing to Date

Cash flows from financing activities:
Proceeds from Debtor-in-Possession financing (post-petition)	30,000
Extinguishment of long-term borrowings	(33,754)
Principal payments on long-term borrowings	(27,639)
Principal payments on short-term borrowings	(3,139)
Payment of financing fees	(2,170)
Extinguishment of long-term borrowings – reorganization activity	(119,784)
Net cash used in financing activities	(156,486)

Increase (decrease) in cash and cash equivalents	(38,201)
Cash and cash equivalents at beginning of period	107,256
Cash and cash equivalents at end of period	$69,055

The accompanying notes are an integral part of the financial statements.

Case Number:  08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.
NOTES TO MONTHLY OPERATING REPORT

1.  Background and Organization

General – Frontier Airlines Holdings, Inc. (“Frontier Holdings” or the “Company”) is an international airline carrier ranking as the second largest carrier out of Denver International Airport, with an average of 315 daily system-wide departures and arrivals.

Chapter 11 Reorganization Cases – On April 10, 2008 (the “Petition Date”), Frontier Holdings and its two subsidiaries (the “Debtors”) filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”).  The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. On April 24, 2008, the Office of the United States Trustee for the Southern District of New York appointed a statutory committee of unsecured creditors.

2.  Basis of Presentation

Condensed Consolidated Debtor-in-Possession Financial Statements – The unaudited financial statements and supplemental information contained herein represent the condensed consolidated financial information for the Debtors.  The results of operations for the period from April 11 to April 30, 2008 were estimated based upon estimates that included the use of statistical data, processed revenue, fuel purchases, and a pro-ration of calendar days within the month of April.  Amounts presented in the unaudited statement of cash flows for the period from April 11 to April 30, 2008 were estimated based on estimated asset and liability balances as of the filing date and actual balances as of April 30, 2008, as well as the aforementioned estimated results of operations for the period from April 11 to April 30, 2008.

American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does, however, require that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.  The Debtors’ financial statements contained herein have been prepared in accordance with the guidance in SOP 90-7. Further information concerning the Debtors’ accounting policies can be found in the footnotes to our Annual Report on Form 10-K for the period ended March 31, 2008 and subsequent filings on Form 10-Q filed with the United States Securities and Exchange Commission.

The unaudited consolidated financial statements have been derived from the books and records of the Debtors.  Certain financial information, however, has not been subject to procedures that typically would be applied to financial information presented in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), and, upon the application of such procedures, the Debtors believe that the financial information will be subject to changes.  These changes could be material.  The information furnished in this report includes primarily normal recurring adjustments but does not include all of the adjustments that typically would be made for quarterly financial statements in accordance with U.S. GAAP.  Certain prepaid balances and pre- and post-petition trade accounts payable balances are subject to further review and reclassification.  In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted. Therefore, this report should be read in conjunction with our consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the period ended March 31, 2008 and subsequent filings on Form 10-Q filed with the United States Securities and Exchange Commission.

The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future.

Case Number:  08-11298 (RDD) (Jointly Administered)

Intercompany Transactions – Intercompany transactions between Debtors have been eliminated in the financial statements contained herein.

Property and Equipment, net – Recorded at cost net of accumulated depreciation.

Reclassification of Prior Month Amounts - Certain prior month items have been reclassified to conform to the current month presentation.

Contractual Interest Expense – Contractual interest expense represents amounts due under the contractual terms of outstanding debt for the reporting periods, including debt subject to compromise for which interest expense is not recognized in the income statement in accordance with the provisions of SOP 90-7.

Taxes – The Debtor accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes,” and recognizes current and deferred income tax assets and liabilities based upon all events that have been recognized in the consolidated financial statements as measured by the enacted tax laws.  Due to the Company’s history of operating losses over the past few years, combined with the projection of continued operating losses, a full valuation allowance was established against its deferred tax assets during the tax year ended March 31, 2007.  As a result, Frontier Holdings discontinued recognizing income tax benefits for net operating losses and continues to record a full valuation allowance against all deferred tax assets.

The Debtors have received approval to pay pre-petition employee withholding obligations in addition to employment and wage related taxes, sales and use taxes, and certain other taxes due in the normal course of business through certain first day motions.  As such, the Debtors have paid such taxes when due.

Further, employee withholding obligations are pre-funded by the Debtors and paid directly by the Debtors’ payroll contractor, Automatic Data Processing, Inc. (“ADP”).  Thus, no further information regarding taxes is included in this report.

3.  Cash Management System & Use of Cash

The Court has entered an order authorizing the Debtors to continue to use their existing cash management system including: (i) investment guidelines; (ii) maintenance of existing bank accounts and business forms; and (iii) the authorization to open and close bank accounts.  The Debtors are continuing to collect and disburse cash since the Petition Date using the existing cash management system.

4.  Reorganization Items

SOP 90-7 requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business, as well as professional fees directly related to the process of reorganizing the Debtors under Chapter 11.  The Debtors’ reorganization items consist of the following:

(In $U.S. 000’s)	Month ended December 31, 2008	Month ended November 30, 2008	Month ended October 31, 2008	Month ended September 30, 2008

Professional fees directly related to reorganization	$1,349	1,576	2,196	1,582
Loss on sale-leaseback transaction	–	–	–	1,833
Write-off of debt issuance cost	–	–	–	–
Gains on the sale of aircraft	(4,104)	(3,990)	–	(5,794)
Cost related to the early return and sale of aircraft	712	–	–	1,393
Write-off of note receivable	–	–	–	13,541
Loss/(gains) on contract terminations, net .	564	–	(1,222)	(4,270)
Other	92	(361)	538	(599)
Total (gain)/loss on reorganization items	$(1,387)	(2,775)	1,512	7,686

Case Number:  08-11298 (RDD) (Jointly Administered)

(In $U.S. 000’s)	Month ended August 31, 2008	Month ended July 31, 2008	Month ended June 30, 2008	Month ended May 31, 2008	April 11, 2008 to April 30, 2008

Professional fees directly related to reorganization	$2,035	2,360	2,983	2,157	2,221
Loss on sale-leaseback transaction	4,654	–	–	–	–
Write-off of debt issuance cost	–	–	–	–	–
Gains on the sale of aircraft	–	–	–	–	–
Cost related to the early return and sale of aircraft	–	–	–	–	–
Write-off note receivable	–	–	–	–	–
Gains on contract terminations, net	–	–	–	–	–
Other	(177)	–	384	683	310
Total (gain)/loss on reorganization items	$6,512	2,360	3,367	2,840	2,531

(In $U.S. 000’s)	Filing to Date

Professional fees directly related to reorganization	$18,459
Loss on sale-leaseback transaction	1,833
Write-off of debt issuance cost	4,654
Gains on the sale of aircraft	(13,888)
Cost related to the early return and sale of aircraft	2,105
Write-off of equipment note	13,541
Gains on contract terminations, net	(4,928)
Other	871
Total (gain)/loss on reorganization items	$22,647

Professional fees directly related to the reorganization (“Professional Fees”) include fees associated with advisors to the Debtors, the statutory committee of unsecured creditors and certain secured creditors.   Other expenses are primarily related to gains and losses related to a plan to reduce capacity, gain on contract terminations and penalty fees incurred during 1110 provisions of Bankruptcy.  Professional Fees are estimated by the Debtors and will be reconciled to actual invoices when received.

5.  Liabilities Subject to Compromise

As a result of the Chapter 11 Filings, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. At hearings held in April 2008, the Court granted final approval of many of the Debtors’ “first day” motions covering, among other things, human capital obligations, supplier relations (including fuel supply and fuel contracts), insurance, customer relations, business operations, certain tax matters, cash management, utilities, case management and retention of professionals.

The Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors’ operations, with the approval of the Bankruptcy Court.  Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to compromise. Holders of pre-petition claims were required to file proofs of claims by the bar date. The deadline for the filing of proofs of claims against the Debtors in this case was November 17, 2008.

  A bar date is the date by which claims against the Debtors must be filed if the claimants wish to receive any distribution in the Chapter 11 cases.  Differences between liability amounts estimated by the Debtors and claims filed by creditors will be investigated and, if necessary, the Court will make a final determination of the allowable claim. The determination of how liabilities will ultimately be treated cannot be made until the Court approves a Chapter 11 plan of reorganization. Accordingly, the ultimate amount or treatment of such liabilities is not determinable at this time.

Case Number:  08-11298 (RDD) (Jointly Administered)

SOP 90-7 requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events.

Case Number:  08-11298 (RDD) (Jointly Administered)

Liabilities subject to compromise consist of the following:

(In $U.S. 000’s)	December 31, 2008	November 30, 2008	October 31, 2008	September 30, 2008

Accounts payable and other accrued expenses	$58,831	58,327	57,382	56,668
Accrued interest expense	3,760	4,792	4,637	4,052
Accrued maintenance events	–	–	–	1,308
Secured aircraft debt	388,938	421,263	459,372	461,614
PDP financing		–	–	–
Convertible bonds	92,000	92,000	92,000	92,000
Total liabilities subject to compromise	$543,529	576,383	613,391	615,642

(In $U.S. 000’s)	August 31, 2008	July 31, 2008	June 30, 2008	May 31, 2008

Accounts payable and other accrued expenses	$60,110	61,255	61,704	72,678
Accrued interest expense	3,937	4,315	4,477	3,906
Accrued maintenance events	2,524	2,711	2,798	3,157
Secured aircraft debt	494,141	521,022	523,823	531,681
PDP financing	–	–	–	3,139
Convertible bonds	92,000	92,000	92,000	92,000
Total liabilities subject to compromise	$652,712	681,302	684,802	706,561

(In $U.S. 000’s)	April 30, 2008

Accounts payable and other accrued expenses	$76,695
Accrued interest expense	5,853
Accrued maintenance events	3,334
Secured aircraft debt	570,114
PDP financing	3,139
Convertible bonds	92,000
Total liabilities subject to compromise	$751,135

Liabilities subject to compromise includes trade accounts payable related to pre-petition purchases, all of which were scheduled for payment in the post-petition period.  As a result, the cash flows from operations were favorably affected by the stay of payment related to these accounts payable.

6.   Post-petition Accounts Payable

To the best of the Debtors’ knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms except for approximately $7.1 million of invoices received, not yet paid, as of December 31, 2008.

Case Number:  08-11298 (RDD) (Jointly Administered)

7.   Passenger Facility Charges

Passenger Facility Charges (“PFC”) are assessed on the sale of tickets to end customers and are collected by the Company as an agent and remitted to the respective taxing authority.  These taxes and fees are recorded as a liability until remitted to the respective taxing authority.  As mandated by Federal Regulations for any air carrier that has filed for protection under chapter 11 of the Bankruptcy Code, the Company established a separate reserve account for these funds.  The balances of collected PFC funds as of December 31, 2008, November 30, 2008, October 31, 2008, September 30, 2008, August 31, 2008, July 31, 2008, June 30, 2008, May 31, 2008 and April 30, 2008 was $4.4 million, $7.1 million, $7.2 million, $6.5 million, $5.5 million, $5.1 million, $4.8 million, $5.3 million and $4.5 million, respectively, and are included in cash and cash equivalents in the condensed and consolidated balance sheet.

8.  Debtor-in-Possession (“DIP”) Financing

On August 5, 2008, the Bankruptcy Court approved a secured super-priority debtor-in-possession credit agreement (“DIP Credit Agreement”) with Republic Airways Holdings, Inc., Credit Suisse Securities (USA) LLC, AQR Capital LLC, and CNP Partners, LLC (the “Lenders”), each a member of the Unsecured Creditors Committee in the Company’s Chapter 11 Bankruptcy cases.  The DIP Credit Agreement contains various representations, warranties and covenants by the Debtors that are customary for transactions of this nature, including reporting requirements and maintenance of financial covenants.  The DIP Credit Agreement provides for the payment of interest at an annual rate of 16% interest, or annual interest of 14% if the Debtors pay the interest monthly.  The DIP Credit Agreement will mature on April 1, 2009.  On August 8, 2008, the DIP facility was funded in the amount of $30 million, before applicable fees of approximately $2.0 million.

Case Number:  08-11298 (RDD) (Jointly Administered)